Differences Between Income Tax Provision on Income from Continuing Operations at Federal Statutory Income Tax Rate and Tax Provision shown in Accompanying Consolidated Statements of Income (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Schedule Of Effective Tax Rates Line Items
Tax at statutory rate of 35%	$ 170,754	$ 80,299	$ 87,792
State and local income taxes, net of federal benefit	5,221	3,576	4,298
Domestic manufacturing deduction	(9,126)	(2,772)	(3,981)
Research and development credits	(288)	(2,303)	(300)
Other-net	(3,661)	(1,600)	(419)
Income tax provision	$ 162,900	$ 77,200	$ 87,390